EXHIBIT 32.2

SECTION 1350 CERTIFICATION

In connection with the quarterly report of Northwest Airlines Corporation (the “Company”) on Form 10-Q for the period ending September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Bernard L. Han, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Bernard L. Han

Bernard L. Han
Executive Vice President and Chief Financial Officer
October 28, 2004